Comerica Incorporated

Third Quarter 2015
Financial Review

October 16, 2015

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Summary

	3Q15	2Q15	3Q14
Diluted income per common share	$0.74	$0.73	$0.82
Net interest income	$422	$421	$414
Provision for credit losses	26	47	5
Noninterest income[1]	264	261	215
Noninterest expenses[1,2]	461	436	397
Net income	136	135	154
Total average loans	$48,972	$48,833	$47,159
Total average deposits	59,140	57,398	55,163
Basel III common equity Tier 1 capital ratio[3]	10.58%[5]	10.40%	n/a
Tier 1 common capital ratio[3,4]	n/a	n/a	10.59%
Average diluted shares (millions)	*181*	*182*	*185*

$ in millions, except per share data • n/a – not applicable • [1]Including $48MM & $44MM impact of accounting presentation of a card program in 3Q15 & 2Q15, respectively. • [2]Reflects litigation reserves releases of $3MM, $30MM & $2MM in 3Q15, 2Q15 & 3Q14, respectively. • [3]Basel III capital rules (standardized approach) became effective for Comerica on 1/1/15. The ratio reflects transitional treatment for certain regulatory deductions and adjustments. Capital ratios for prior periods are based on Basel I rules. • [4]See slide #29 for a reconciliation of non-GAAP financial measures. • [5]Estimated

Comerica Bank

3

Third Quarter 2015 Results

	3Q15	Change From 2Q15	Change From 3Q14
Total average loans	$48,972	$ 139	$1,813
Total average deposits	59,140	1,742	3,977
Net interest income	$422	$ 1	$ 8
Provision for credit losses	26	(21)	21
Noninterest income[1]	264	3	49
Noninterest expenses[1]	461	25	64
Net income	136	1	(18)
Earnings per share (EPS)[2]	$0.74	$0.01	$(0.08)
Tangible Book Value Per Share[3]	$39.36	$0.83	$1.71
Equity repurchases[4]	1.2MM shares or $59MM		

Key QoQ Performance Drivers

- Pace of loan growth moderated, as expected, while deposits increased 3%
- Net interest income stable
- Provision reflected modest reserve build & increase in net charge-offs to 19 bps
- Noninterest income increase included growth in card fees
- Expenses remained well controlled & reflect litigation reserve release ($3MM in 3Q15 & $30MM in 2Q15)
- Equity repurchases[4], combined with dividends of $0.21 per share, returned $96 million or 71% to shareholders

$ in millions, except per share data • n/a – not applicable • 3Q15 compared to 2Q15 • [1]Including the $48MM & $44MM impact of accounting presentation of a card program in 3Q15 & 2Q15, respectively. • [2]EPS based on diluted income per share. • [3]See slide #29 for a reconciliation of non-GAAP financial measures. • [4]3Q15 repurchases under the equity repurchase program.

Comerica Bank

4

Diverse Footprint Drives Growth



Average Loans
11.1 11.3 11.5 11.2 11.0
-2%
-1%
3Q14 4Q14 1Q15 2Q15 3Q15
Average Deposits
10.6 10.8 11.1 11.0 10.8
-2%
+1%
3Q14 4Q14 1Q15 2Q15 3Q15
Average Loans
15.5 15.8 16.2 16.4 16.8
+2%
+8%
3Q14 4Q14 1Q15 2Q15 3Q15
Average Deposits
16.4 18.0 16.8 17.3 18.4
+6%
+12%
3Q14 4Q14 1Q15 2Q15 3Q15
Average Loans
13.3 13.2 13.3 13.3 13.2
Stable
Stable
3Q14 4Q14 1Q15 2Q15 3Q15
Average Deposits
21.2 21.6 21.7 21.7 21.9
+1%
+3%
3Q14 4Q14 1Q15 2Q15 3Q15

$ in billions

Comerica Bank

5

Loan Growth Moderated, as Expected

Average loans increased $1.8B or 4%, compared to 3Q14



Total Loans
($ in billions)
Loan Yields
47.2 47.4 48.2 48.8 49.0 49.7 48.9
3.22 3.22 3.19 3.20 3.17
3Q14 4Q14 1Q15 2Q15 3Q15
Average Balances
2Q15 3Q15
Period-end

- Commitments down $464MM to $56.6B
- Line utilization[1] 50%, down from 51%
- Loan pipeline increased
- Loan yields -3 bps due to portfolio mix shift

Total average loans increased $139MM

+ $367MM Technology and Life Sciences
+ $124MM Commercial Real Estate
+ $ 72MM Entertainment
+ $ 69MM Private Banking
+ $ 47MM Mortgage Banker Finance
- $231MM Corporate Banking
- $214MM General Middle Market
- $ 86MM Energy

Period-end loans declined $799MM

+ $306MM Technology and Life Sciences
+ $208MM Commercial Real Estate
- $515MM Mortgage Banker Finance
- $364MM General Middle Market
- $266MM Corporate Banking
- $219MM National Dealer Services

3Q15 compared to 2Q15 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end.

Comerica Bank

6

7 Robust, Broad-based Deposit GrowthAverage deposits increased $4.0B or 7%, compared to 3Q14 3Q15 compared to 2Q15 ● 1Interest costs on interest-bearing deposits ● 2At 9/30/15 Average Balances Period-end Strong Deposit Base($ in billions) 55.2 57.8 57.0 57.4 59.1 58.3 58.8 0.15 0.15 0.15 0.14 0.14 3Q14 4Q14 1Q15 2Q15 3Q15 2Q15 3Q15 Deposit Rates1 Total average deposits increased $1.7B or 3% + $538MM General Middle Market + $445MM Technology and Life Sciences+ $296MM Corporate Banking+ $181MM Small Business+ $151MM Retail Banking+ $128MM Private Banking  Noninterest-bearing deposits increased $1.3B to $28.6B  Interest-bearing deposits increased $484MM to $30.5B  About 2/3 of total deposits are commercial Loan to Deposit Ratio2 of 83% 8 Securities Portfolio GrewPositioned for LCR compliance At 9/30/15 ● LCR: Liquidity Coverage Ratio ● 1Estimated as of 9/30/15. Excludes auction rate securities (ARS). ● 2Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio. ● 3Net unamortized premium on the MBS portfolio. Total average securities portfolio increased $300MM  Purchased ~$200MM in Treasury Securities & ~$150MM MBS in 3Q15 • Subsequent to issuing $350MM in subordinated bank debt & $175MM in senior bank debt  Duration of 3.6 years1 • Extends to 4.5 years under a 200 bps instantaneous rate increase1  Net unrealized pre-tax gain of $127MM2  Net unamortized premium of $40MM3  GNMA ~35% of MBS portfolio 9.0 9.0 9.1 9.1 9.1 9.2 9.4 9.4 9.4 9.9 9.9 10.2 10.2 10.6 2.22 2.19 2.16 2.13 2.11 3Q14 4Q14 1Q15 2Q15 3Q15 2Q15 3Q15 Other (Incl. Treasury Securities)Mortgage-backed Securities (MBS)Securities Yields Securities Portfolio($ in billions) Average Balances Period-end

Net Interest Income Stable
NIM compression mainly due to increased Fed deposits



Net Interest Income
($ in millions)
NIM
414
415
413
421
422
2.67
2.57
2.64
2.65
2.54
3Q14
4Q14
1Q15
2Q15
3Q15

Net Interest Income and Rate NIM[1]		
$421MM	2Q15	2.65%
+2	Loan impacts: +$4MM One add'l day in 3Q15 +$1MM loan growth - $3MM lower yields	-0.02
-3	Higher debt expense	-0.02
+1	Higher securities balance at lower yield	-0.01
+1	Higher balances at Fed	-0.06
$422MM	3Q15	2.54%

+200 bps rate rise = ~$220MM[2]
Estimated increase to net interest income over 12 months

[1]3Q15 compared to 2Q15 • [2]For standard model assumptions see slide #16. Estimate is based on simulation modeling analysis.

Comerica Bank

9

Credit Quality Remains Strong
Net charge-offs well below normal at 19bps



Net Loan Charge-offs
($ in millions)
Normal Net Charge-Offs ~40 bps³
NCO Ratio (bps)
3
1
8
18
23
3
1
7
15
19
3Q14
4Q14
1Q15
2Q15
3Q15



Criticized Loans¹
($ in millions)
Normal Criticized Loans of ~8.5% of Total Loans³
NALs
Criticized as a % of Total Loans
2,094
1,893
2,067
2,361
2,898
4.4
3.9
4.2
4.7
5.9
329
273
266
349
357
3Q14
4Q14
1Q15
2Q15
3Q15



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of NPL's
635
635
640
668
670
1.7
2.1
2.2
1.7
1.7
3Q14
4Q14
1Q15
2Q15
3Q15

- Provision decreased to $26MM
  - $2MM Allowance increase
  - $23MM NCO mainly Technology & Life Sciences & energy-related[2]
- Inflows to nonaccrual $69MM
  - Down from $145MM in 2Q15
- Nonaccruals stable at 0.7% of total loans
  - Increased $8MM with energy[2] increase of $7MM to $126MM
- Criticized loans increased $537MM
  - Energy[2] increased $480M to $1.1B

At 9/30/15 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications. • [2]This information includes all loans related to energy at 9/30/15, ~$3.2B of loans in our Energy business line & ~$615MM loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. • [3]"Normal" estimates are based on internal historical analysis & management judgement.

Comerica Bank

10

Noninterest Income Increased



Noninterest Income[1]
($ in millions)
215
225
255
261
264
3Q14
4Q14
1Q15
2Q15
3Q15

Noninterest income increased $3MM

- + $3MM Card fees
- + $1MM Foreign Exchange
- + $1MM Brokerage
- - $1MM Fiduciary
- - Other noninterest income
  - + $4MM Hedge ineffectiveness income[2]
  - + $3MM Warrant related income
  - - $5MM Deferred comp (offset in expenses)
  - - $4MM Investment banking

3Q15 compared to 2Q15 • [1]Including impact of accounting presentation of a card program of $48MM in 3Q15 & $44MM in both 2Q15 & 1Q15. • [2]Impact of changes in interest rate curve on the credit spread of debt that is swapped from fixed to floating interest rate.

Comerica Bank

11

Noninterest Expenses Reflect Tight Control



Noninterest Expenses[1]
($ in millions)
397
419
459
436
461
3Q14
4Q14
1Q15
2Q15
3Q15

Noninterest expenses increased $25MM

- + $27MM Litigation-related release (Reserve release of $3MM in 3Q15 & $30MM in 2Q15)
- + $ 2MM Occupancy
- + $ 2MM Software
- - $ 8MM Salaries & benefits expense
  - - Deferred comp
  - - Stock comp forfeiture
  - - Staff insurance
  - + Technology-related contract labor
  - + 1 additional day

3Q15 compared to 2Q15 • [1]Including impact of accounting presentation of a card program of $48MM in 3Q15 & $44MM in both 2Q15 & 1Q15.

Comerica Bank

12

Active Capital Management

2015 Capital Plan Target[1]:

Up to $393MM equity repurchases over five quarters (2Q15 through 2Q16)

- 2Q15: $59MM (1.0MM shares and 500,000 warrants) repurchased
- 3Q15: $59MM (1.2MM shares) repurchased
- Pace of buyback linked to financial performance, which is expected to improve as rates rise


Shareholder Payout³
($ in millions)
Dividends
Equity Repurchases
47%
28%
19%
79%
58%
21%
76%
53%
23%
66%
42%
24%
71%
43%
28%
2011
2012
2013
2014
3Q15


Tangible Book Value Per Share²
$31.40
$33.36
$35.64
$37.72
$39.36
2011
2012
2013
2014
3Q15


Dividends Per Share Growth
0.40
0.55
0.68
0.79
0.83
+108%
2011
2012
2013
2014
2015⁴

[1]Outlook as of 10/16/15 • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Shares & warrants repurchased under equity repurchase program • [4]Based on actual dividends declared in 1Q15, 2Q15 & 3Q15, and assuming no change in dividend per share for 4Q15.

Comerica Bank

13

Management 2015 Outlook
Assuming continuation of current economic & low rate environment

FY15 compared to FY14 unchanged

4Q15 compared to 3Q15	
Average loans	***Relatively Stable*** • Mortgage Banker seasonally lower and continued decline in Energy • Small increases in remaining businesses
Net interest income	***Relatively Stable*** • Asset growth approximately offsets continued pressure on yields from low rate environment
Provision	***Remains Low*** • Provision similar to 3Q15
Noninterest income	***Slightly Higher*** • Growth in card fees, along with fiduciary and investment banking fees should markets improve • 3Q15 levels of warrant income, hedge ineffectiveness and deferred comp not expected to repeat, but are difficult to predict
Noninterest expenses	***Moderately Higher*** • Seasonal increase in benefits, outside processing, marketing, occupancy, consultant fees & technology-related • 3Q15 levels of litigation-related, deferred comp and stock forfeitures not expected to repeat, but are difficult to predict

Outlook as of 10/16/15

Comerica Bank

14

Appendix

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Increased for LCR compliance
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 3Q15 Standard Model

($ in millions)


~110
~190
~200
~210
~220
~260
~330
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
3Q15 Standard Model
Addl. ~3% Loan Growth
Up 300 bps

At 9/30/15 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

16

Loans by Business and Market

By Line of Business	3Q15	2Q15	3Q14
Middle Market			
General	$13.3	$13.5	$13.5
Energy	3.3	3.4	3.3
National Dealer Services	6.0	6.0	5.5
Entertainment	0.7	0.6	0.6
Tech. & Life Sciences	3.3	3.0	2.6
Environmental Services	0.9	0.9	0.9
Total Middle Market	$27.5	$27.4	$26.4
Corporate Banking			
US Banking	2.4	2.6	2.8
International	1.7	1.8	1.8
Mortgage Banker Finance	2.1	2.1	1.6
Commercial Real Estate	4.4	4.2	4.2
BUSINESS BANK	**$38.1**	**$38.1**	**$36.8**
Small Business	4.0	3.9	3.8
Retail Banking	1.9	1.9	1.8
RETAIL BANK	**$5.9**	**$5.8**	**$5.6**
Private Banking	5.0	4.9	4.8
WEALTH MANAGEMENT	**$5.0**	**$4.9**	**$4.8**
TOTAL	**$49.0**	**$48.8**	**$47.2**

By Market	3Q15	2Q15	3Q14
Michigan	$13.2	$13.3	$13.3
California	16.8	16.4	15.5
Texas	11.0	11.2	11.1
Other Markets[1]	8.0	7.9	7.3
TOTAL	**$49.0**	**$48.8**	**$47.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

17

Deposits by Business and Market

By Line of Business	3Q15	2Q15	3Q14
Middle Market			
General	$16.2	$15.7	$15.3
Energy	0.6	0.7	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.7	6.2	5.9
Environmental Services	0.2	0.2	0.1
Total Middle Market	$24.0	23.1	$22.1
Corporate Banking			
US Banking	2.7	2.6	2.7
International	2.2	2.0	1.8
Mortgage Banker Finance	0.7	0.6	0.5
Commercial Real Estate	1.8	1.9	1.7
BUSINESS BANK	**$31.4**	**$30.2**	**$28.8**
Small Business	3.1	2.9	2.9
Retail Banking	19.9	19.8	19.2
RETAIL BANK	**$23.0**	**$22.7**	**$22.1**
Private Banking	4.2	4.1	3.9
WEALTH MANAGEMENT	**$4.2**	**$4.1**	**$3.9**
Finance/ Other[2]	0.5	0.4	0.4
TOTAL	**$59.1**	**$57.4**	**$55.2**

By Market	3Q15	2Q15	3Q14
Michigan	$21.9	$21.7	$21.2
California	18.4	17.3	16.4
Texas	10.8	11.0	10.6
Other Markets[1]	7.6	7.0	6.6
Finance/ Other[2]	0.5	0.4	0.4
TOTAL	**$59.1**	**$57.4**	**$55.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.

Comerica Bank

18

19 Energy Line of Business30+ Years experience with strong performance through cycles At 9/30/15 ● 1Estimate as of 10/16/15 ● 2Source: U.S. Energy Information Administration  Granular portfolio: ~200 customers  48% line utilization, unchanged from 2Q15  $3.2B in loans at period-end 9/30/15, decreased $66MM from 6/30/15  NALs 2.5% (last peak 3Q10 ~3%)  Negative credit migration with manageable losses anticipated at this point1  Prudently increased reserves for energy loans for past 4 quarters 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 3,33 2 3,49 2 3,70 0 3,42 4 3,33 8 150 200 250 300 350 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 U.S. OilProduction(MM bb/mo.) Average Loans($ in millions) 0 0 0 0 36 69 19 10 13 6 0 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 YTD 3Q 15 Strong Credit Quality(In basis points) Energy Net Charge-offs to Avg. Energy Loans Exploration & Production 69%Midstream15% Service16% Natural Gas 11% Oil40% Mixed18% Diverse Customer Base(Based on period-end outstandings) 2 20 At 9/30/15 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 9/18/15 ● 2$ in billions; 3Q15 estimated ● 3Based on MBA annual mortgage origination estimates 566 614 923 1,53 5 1,48 3 1,50 7 1,9 96 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1 ,319 1, 595 1,39 7 1,39 9 2 ,089 2,13 6 200 300 400 500 600 700 800 900 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 330 395 363 303 273 346 355 291 1Q15Actual 2Q15Actual 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Market share more than doubled over past five years3  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 3Q15: • Comerica: ~80% purchase • Industry: 65% purchase1

National Dealer Services

Franchise Distribution
(Based on period-end loan outstandings)



Honda/Acura 13%
Ford 9%
GM 9%
Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 7%
Other European 12%
Other Asian 12%
Other[1] 10%
Toyota/ Lexus 15%

Geographic Dispersion

California	63%	Texas	9%
Michigan	18%	Other	10%

- 65+ years of Floor Plan lending, with 20+ years on a national basis
- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans
($ in billions)



Floor Plan
3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0
1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15

At 9/30/15 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

21

Technology and Life Sciences
20+ Years experience provides competitive advantage

- National business headquartered in Palo Alto, CA, with 14 offices in U.S. & Toronto
- Products & services tailored to meet needs of companies throughout their lifecycle
- Equity Funds Services helps drive avg. loan growth (up ~$1B over past 4 years)
- Strong relationships with top-tier investors
- Granular portfolio
- Closely monitor cash balances

Average Loans & Deposits
($ in billions)



Average Loans
Average Deposits
2011 1.3 4.1
2012 1.8 5.0
2013 2.0 5.1
2014 2.5 5.8
1Q15 2.9 6.1
2Q15 3.0 6.2
3Q15 3.3 6.7

Customer Segment Overview
(% based on loan outstandings)

- ~15% Early Stage
- ~40% Growth
- ~10% Late Stage
- ~30% Equity Funds Services
- ~5% Leveraged Finance

Net Charge-offs
(In basis points)



TLS Net Charge-offs to Avg. TLS Loans
2004 (27)
2005 49
2006 -
2007 26
2008 69
2009 168
2010 24
2011 80
2012 57
2013 61
2014 89
YTD 3Q15 100

At 9/30/15

Comerica Bank

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Commercial Real Estate Line of Business

Average Loans
($ in billions)


Commercial Mortgages
Real Estate Construction
Commercial & Other[1]
4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4.0 4.1 4.2 4.2 4.2 4.2 4.4
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15

CRE by Market[2]
($ in millions; Based on location of property)


Michigan
$248 7%
California
$1,638 46%
Other
$548 15%
Texas
$1,030 29%
Florida
$121 3%

Commitments
($ in billions; Based on period-end)


6.1
6.4
6.4
6.6
6.9
14%
3Q14 4Q14 1Q15 2Q15 3Q15

At 9/30/15 • [1]Includes CRE line of business loans not secured by real estate. • [2]Excludes CRE line of business loans not secured by real estate.

Comerica Bank

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Shared National Credit (SNC) Relationships

- SNC relationships included in business line balances
- Approximately 797 borrowers
- Comerica is agent for approx. 20%
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book

Period-end Loans of $10.1B


Mortgage Banker $0.4B 4%
Small Bus & Per Fin Svc $0.1B 1%
Environmental Services $0.3B 3%
Commercial Real Estate $0.7B 7%
Entertainment $0.3B 3%
Corporate $2.4B 23%
Energy $3.0B 30%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.2B 22%
= Total Middle Market (65%)

At 9/30/15 • SNCs are not a line of business. The balances shown above are included in the line of business balances. • SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

24

25 Government Card ProgramsGenerate valuable retail deposits At 9/30/15 ● 1Source: the Nilson Report July 2015, based on 2014 data ● 2Based on a 2014 survey conducted by KRC Research ● 3Source: U.S. Department of the Treasury ● 4Source: Social Security Administration 720 948 1,221 1,444 1,669 2011 2012 2013 2014 YTD 2015 US Treasury ProgramState Card Programs Growing Average Noninterest-Bearing Deposits($ in millions)  #2 prepaid card issuer in US1  State/ Local government benefit programs:• 49 distinct programs  US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards since 2008; contract extended to January 2020• ~80k new accounts per month• 95% of Direct Express card holders report they are satisfied2• Eliminating monthly benefit checks, resulting in significant taxpayer savings3 # of Social Security Beneficiaries4(in millions) 25 30 35 40 45 50 55 60 1970 1975 1980 1985 1990 1995 2000 2005 2010 Key Facts 26 Funding and Maturity Profile At 9/30/15 ● 1Face value at maturity.  Wholesale debt markets  Federal Home Loan Bank of Dallas• $-0- outstanding • $5B borrowing capacity  Brokered deposits• $-0-outstanding  Fed funds/ Repo markets Multiple Funding Sources Debt Profile by Maturity1($ in millions) 650 500 350 1,425 2016 2017 2019 2020+ Subordinated NotesSenior Notes Equity$7.6B 11% Interest-Bearing Deposits$30.1B 43% Noninterest-Bearing Deposits$28.7B 41% Wholesale Debt $3.2B 5% Funding ProfileAt September 30, 2015

27 Expenses Remain Well ControlledContinued focus on efficiency At 9/30/15 ● 1Goal as of 10/16/15. 11,4 44 11,3 50 11,2 87 11,2 09 10,8 92 10,8 16 10,7 00 10,7 82 10,1 86 9,40 2 9,07 3 9,46 8 9,03 5 8,94 8 8,87 6 8,83 1 8,90 1 8,94 1 $6.0 $6 .8 $7.1 $7 .5 $7.4 $7 .8 $8.4 $8.5 $9 .2 $9.2 $8.8 $8.9 $ 10.3 $10 .7 $11 .4 $11 .9 $11 .9 $12 .1 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 1Q1 5 2Q1 5 3Q1 5 Employees Avg. Loans + Deposits/Employee Driving Efficiency While Growing Loans & Deposits($ in millions) 51.8% 50.7% 50.4% 54.0% 47.1% 53. 2% 55.6% 58.0% 58.9% 58.6% 66 .4% 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 YTD 3Q1 5 Average: 53.8% 10-Years Prior to the Downturn Long-TermGoal: Below 60% Long-Term Efficiency Ratio Goal1: < 60% Senior Unsecured/Long-Term Issuer Rating S&P Moody’s Fitch Cullen Frost A A2 -- BB&T A- A2 A+ BOK Financial A- A2 A Comerica A- A3 A M&T Bank A- A3 A KeyCorp BBB+ Baa1 A- Fifth Third BBB+ Baa1 A SunTrust BBB+ Baa1 A- Huntington BBB Baa1 A- Regions Financial BBB Baa3 BBB Zions Bancorporation BBB- Ba1 BBB- First Horizon National Corp BB+ Baa3 BBB- Wells Fargo & Company A+ A2 AA- U.S. Bancorp A+ A1 AA JP Morgan A A3 A+ PNC Financial Services Group A- A3 A+ Bank of America A- Baa1 A 28 Holding Company Debt Rating As of 10/9/15 ● Source: SNL Financial ● Debt Ratings are not a recommendation to buy, sell, or hold securities Pee r Ba nks Larg e Ba nks

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/15	6/30/15	12/31/14	9/30/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1]	n/a	n/a	7,169	7,105	6,895	6,705	
Risk-weighted assets[1]	n/a	n/a	68,269	67,106	64,825	66,115	
Tier 1 and Tier 1 common capital ratio	***n/a***	***n/a***	***10.50%***	***10.59%***	***10.64%***	***10.14%***	
Common shareholders' equity	$7,622	$7,523	$7,402	$7,433	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	14	15	15	15	17	22	32
Tangible common equity	6,973	6,873	$6,752	$6,783	$6,498	$6,282	$6,198
Total assets	$71,012	$69,945	$69,186	$68,883	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	14	15	15	15	17	22	32
Tangible assets	70,363	69,295	$68,536	$68,233	$64,572	$64,409	$60,338
Common equity ratio	*10.73%*	*10.76%*	*10.70%*	*10.79%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.91***	***9.92***	***9.85***	***9.94***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,622	$7,523	$7,402	$7,433	$7,150	$6,939	$6,865
Tangible common equity	6,973	6,873	$6,752	$6,783	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	177	178	179	180	182	188	197
Common shareholders' equity per share of common stock	*$43.02*	*$42.18*	*$41.35*	*$41.26*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***39.36***	***38.53***	***37.72***	***37.65***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with Basel I risk-based capital rules in effect through 12/31/14. Effective 1/1/15, regulatory capital components and risk-weighted assets are defined by and calculated in conformity with Basel III risk-based capital rules. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry. • [1]Tier 1 Capital and risk-weighted assets as defined by Basel I risk-based capital rules. • n/a – not applicable.

Comerica Bank

29

Comerica Bank

relationships